Subsequent Events	12 Months Ended
Dec. 31, 2019
Notes To Financial Statements [Abstract]
Subsequent Events

Private Placement and Loan Amendment

In February 2020, the Company closed a non-brokered private placement for gross proceeds of $15,000 which was closed in two tranches and consisted of 9,375,000 common shares (the “2020 Shares”) priced at CAD$1.60 per 2020 Share (the “2020 Offering”).

The Company intends to use the net proceeds from the 2020 Offering to fund continued surface exploration at its Sombrero and Curibaya projects located in southern Peru and for general working capital.

The 2020 Shares are subject to a four-month hold period and will not be registered in the United States. A total of $59,000 was paid in commissions for the 2020 Offering.

Concurrent with the closing of the first tranche of the 2020 Offering, on February 6, 2020, the Company entered the Loan Amendment which provides mutual conversion rights to the Lender and the Company, and also reduces the annual interest rate from 10% to 5% from the date of amendment. Under the terms of the Loan Amendment, the Lender has the right to convert the $3 million of principal that has been advanced to-date, and $123,334 of interest that has accrued to-date, into common shares at the price of $1.60, while the Company has the right to require conversion if the Company’s common shares trade on the TSX at a price of $2.50 or more for any five consecutive trading days prior to the loan’s maturity date.

Temporary Suspension of Peru Operations

On March 15, 2020 the Peruvian government mandated a 15 day lockdown of the country, including prohibiting movements within the country, in response to the COVID-19 pandemic. As a result, the Company has recalled all personnel from the field and will only restart operations once permitted by the government and once the Company is confident that it is safe for its employees to do so.